Supplement dated November 15, 2024

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 29, 2024, as supplemented, for:

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective November 15, 2024, the funds listed in the table below were renamed. All references in the Prospectuses to the former names of the funds are replaced with the new names.

Former Name	New Name
DFA VA Global Bond Portfolio	Dimensional VA Global Bond Portfolio
DFA VA International Small Portfolio	Dimensional VA International Small Portfolio
DFA VA U.S. Large Value Portfolio	Dimensional VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Portfolio	Dimensional VIT Inflation-Protected Securities Portfolio

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Service Center at (800) 665-2654, 8 a.m.–5 p.m. Eastern Time.

For more information about the fund, read the fund prospectuses. Prospectuses are available on our website at www.MassMutual.com.

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